[DESCRIPTION]   EXHIBIT 10-E

                                 DEBT SECURITIES

                             UNDERWRITING AGREEMENT




PUBLIC SERVICE COMPANY OF NORTH CAROLINA,
  INCORPORATED
P.O. Box 1398
Gastonia, North Carolina  28053-1398
[400 Cox Road, Gastonia, North Carolina 28054]
                                                January 10, 1996

Ladies and Gentlemen:

       We (the "Representative") are acting on behalf of the underwriter or underwriters (including ourselves) named in Schedule I (the "Underwriters"), and we understand that Public Service Company of North Carolina, Incorporated, a North Carolina corporation (the "Company"), proposes to issue and sell to the Underwriters $50,000,000 aggregate principal amount of its 6.99% Senior Debentures due 2026 (the "Offered Securities"). The Offered Securities will be issued pursuant to the provisions of the Indenture dated as of January 1, 1996 between the Company and First Union National Bank of North Carolina, as trustee (the "Trustee"), as it will be supplemented by a supplemental indenture relating to the Offered Securities (said Indenture, as so supplemented, the "Indenture").

        If Schedule I names one person, firm or corporation, the term "Underwriters" and the term "Representative," as used in this agreement (this "Agreement" or the "Underwriting Agreement"), shall mean that person, firm or corporation. All obligations of the Underwriters are several and not joint. The use of the term "Underwriter" herein shall not be deemed to establish or admit that a purchaser of the Offered Securities is an "underwriter" of the Offered Securities as such term is defined in and used under the Securities Act of 1933, as amended (the "Securities Act").

       1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

                      (a)       The Company has filed with the Securities and
                           Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration Statement No. 33-65205), including a prospectus, relating to the Offered Securities, and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act. The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement, as amended and supplemented to the date of this Agreement (exclusive of any supplement to the prospectus relating solely to securities other than the Offered Securities). The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                      (b)      The Registration Statement has become
                           effective; no stop order suspending the
                           effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                      (c)          (i) Each document, if any, filed or to be
                                filed pursuant to the Exchange Act and
                                incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder or pursuant to said rules and regulations will be deemed to comply therewith; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement, when it became effective, complied and the Prospectus, when it is first filed with the Commission pursuant to Rule 424 and when it is amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder or pursuant to said rules and regulations will be deemed to comply therewith; and (iv) the Prospectus does not, and when it is first filed with the Commission pursuant to Rule 424 under the Securities Act and, as amended or supplemented, if applicable, as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(c) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-l) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

                      (d)      The Company has been duly incorporated, is
                           validly existing as a corporation in good standing under the laws of the State of North Carolina, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Indenture and the Offered Securities. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                      (e)       Each subsidiary of the Company has been duly
                           incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                      (f)      The Indenture has been duly qualified under
                           the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally and by equitable principles of general applicability (whether considered in a proceeding at law or in equity).

                      (g)          The Offered Securities have been duly
                                authorized and, when executed and
                                authenticated in accordance with the
                                provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally and by equitable principles of general applicability (whether considered in a proceeding at law or in equity).

                      (h)         This Agreement has been duly authorized,
                                executed and delivered by the Company.

                      (i)      The execution and delivery by the Company of,
                           and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Offered Securities will not contravene, conflict with, result in a breach of or constitute a default under any provision of (A) applicable law, (B) the amended and restated charter or the by-laws of the Company, (C) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party that is material to the Company and its subsidiaries, taken as a whole or (D) any judgment, order or decree of any governmental body, agency or court applicable to the Company or any subsidiary.

                      (j)       The North Carolina Utilities Commission (the
                           "NCUC") has issued an appropriate order or orders with respect to the issuance and sale of the Offered Securities in accordance with the Underwriting Agreement; such order or orders are in full force and effect; the issuance and sale of the Offered Securities are in conformity with the terms of such order or orders; and no other authorization, approval or consent of any other governmental body or agency is legally required for the issuance and sale of the Offered Securities as contemplated by the Underwriting Agreement, except as may be required under the state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

                      (k)      There has not occurred any material adverse
                           change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                      (l)          All legal or governmental proceedings
                                pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus are so described, and all statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits to the Registration Statement, are described, filed or incorporated as required.

                      (m)         The Company is not an "investment
                                company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") and is not a "holding company," as such term is defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA").

                      (n)          The Company and its subsidiaries are (i)
                                in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or water, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                      (o)      In the ordinary course of its business, the
                           Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                      (p)          The Company has complied with all
                                provisions of Section 517.075, Florida
                                Statutes (Chapter 92-198, Laws of Florida).

       (q) Except as disclosed in Schedule III, as of the date hereof, there are no Liens (as defined in the Indenture) on any property or assets of the Company or its subsidiaries.

      2. Public Offering. The Company is advised by the Representative that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after the Underwriting Agreement has been entered into as in the Representative's judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Prospectus.

      3. Purchase and Delivery. Subject to the terms and conditions herein set forth, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective principal amounts of Offered Securities set forth opposite the name of such Underwriter in Schedule I hereto at the purchase price set forth in Schedule II in the type of funds and method of payment specified in Schedule II.

       Delivery of the Offered Securities and payment of the purchase price shall be made at the time, date and place indicated in Schedule II. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

       The Offered Securities shall be delivered to the Underwriters in such authorized denominations and registered in such names as the Representative shall request in writing not less than one full business day prior to the date of delivery. The Company agrees to make the Offered Securities available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Representative and the Company.

      4. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

                      (a)       Subsequent to the execution and delivery of
                           the Underwriting Agreement and prior to the Closing Date,

            (i) no downgrading shall have occurred and no notice shall have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of a possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

           (ii) no change, and no development involving a prospective change, shall have occurred in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in the judgment of Morgan Stanley & Co. Incorporated, is material and adverse and that makes it, in the judgment of Morgan Stanley & Co. Incorporated, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus; and

          (iii) the Company shall have obtained an appropriate order or orders of the NCUC authorizing the issuance, sale and delivery of the Offered Securities as contemplated by this Agreement, which order or orders at the Closing Date shall be in full force and effect and shall not be contested or the subject of review or appeal.

                      (b)      The Underwriters shall have received on the
                           Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company to the effect set forth in clause (a)(i) and (iii) above and that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

       (c) The Representative shall have received on the Closing Date an opinion dated the Closing Date of Fennebresque, Clark, Swindell & Hay, counsel to the Company, to the effect that

                 (i)    the Company has been duly incorporated, is validly
                      existing as a corporation in good standing under the laws of the State of North Carolina, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

            (ii) this Agreement has been duly authorized, executed and delivered by the Company;

            (iii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding at law or in equity);

            (iv) the Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding at law or in equity);

            (v) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Offered Securities will not contravene, conflict with, result in a breach of or constitute a default under any provision of (A) applicable law (assuming compliance with all applicable state securities or Blue Sky laws), (B) the amended and restated charter or the by-laws of the Company, (C) to the best of such counsel's knowledge after due inquiry, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party that is material to the Company and its subsidiaries, taken as a whole or (D) to the best of such counsel's knowledge after due inquiry, any judgment, order or decree of any governmental body, agency or court applicable to the Company or any subsidiary;

            (vi) the NCUC has issued an appropriate order or orders with respect to the issuance and sale of the Offered Securities in accordance with the Underwriting Agreement; such order or orders are in full force and effect and are sufficient to authorize such issuance and sale as contemplated by the Agreement; the issuance and sale of the Offered Securities are in conformity with the terms of such order or orders; no challenge to or appeal of such order or orders after the date of issuance of the Offered Securities can affect the validity of the Offered Securities; and no other authorization, approval or consent of any other governmental body or agency is legally required for the issuance and sale of the Offered Securities as contemplated by the Underwriting Agreement, except (A) as may be required under the state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, (B) registration of the Offered Securities under the Securities Act and (C) as may be required by any securities exchange on which the Offered Securities may be listed;

            (vii) the statements in the Prospectus under the captions "Description of Debentures," "Description of Debt Securities," "Underwriting" and "Plan of Distribution," in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

            (viii) to the best of such counsel's knowledge after due inquiry, such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

            (ix) the Company is not (A) an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act or (B) a "holding company," as such term is defined in PUHCA;

            (x) the Registration Statement has become and is effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act; and

            (xi) such counsel (A) is of the opinion that (except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need not express any opinion) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) believes that (except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-l heretofore referred to) each part of the Registration Statement, when such part became effective did not, and, as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement, when it became effective, and the Prospectus, when it was first filed with the Commission pursuant to Rule 424 under the Securities Act (in each case, except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) believes that (except for financial statements and schedules and other financial or statistical data contained or incorporated by reference therein, as to which such counsel need not express any belief) the Prospectus, when it was first filed with the Commission pursuant to Rule 424 under the Securities Act, did not and as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       As to matters of New York law, Fennebresque, Clark, Swindell & Hay may rely upon the opinion of even date herewith of Winthrop, Stimson, Putnam & Roberts. For purposes of clause (A) of paragraph (v), paragraph (vi) and paragraph (viii), as to matters of North Carolina law relating to the regulation of public utilities, Fennebresque, Clark, Swindell & Hay may rely upon the opinion of even date herewith of J. Paul Douglas, Esq.

       (d) The Representative shall have received on the Closing Date an opinion dated the Closing Date of J. Paul Douglas, Esq., Vice-President-- Corporate Counsel and Secretary of the Company,

       (i) to the effect that each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

       (ii) to the effect that to the best of such counsel's knowledge after
due inquiry,     such counsel does not know of any legal or governmental
proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described;

       (iii) to the effect that the statements (A) in the Registration Statement under Item 15, (B) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (C) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

       (iv) covering the matters referred to in subparagraphs (v)(but only as to the matters referred to in clause (A) thereof), (vi) and (viii) of paragraph
(c) above.


       (e) The Representative shall have received on the Closing Date an opinion dated the Closing Date of Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, covering the matters referred to in subparagraphs (ii),
(iv), (vii), (x) and (xi) (but only as to the matters referred to in clauses
(B), (C) and (D) thereof) of paragraph (c) above.

       As to matters of North Carolina law, Winthrop, Stimson, Putnam & Roberts may rely upon the opinions of even date herewith of Fennebresque, Clark, Swindell & Hay and J. Paul Douglas.

       With respect to the subparagraph (xi) of paragraph (c) above, Fennebresque, Clark, Swindell & Hay, counsel to the Company, may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof (including the documents incorporated by reference therein), but are without independent check or verification, except as specified. With respect to clauses (B), (C) and (D) of subparagraph (xi) of paragraph (c) above, Winthrop, Stimson, Putnam & Roberts may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference) but are without independent check or verification, except as specified.

       The opinions of Fennebresque, Clark, Swindell & Hay, counsel to the Company, described in paragraph (c) above and of J. Paul Douglas, Esq., Vice-President--Corporate Counsel and Secretary, described in paragraph (d) above, shall be rendered to the Representative at the request of the Company and shall so state therein.

       (f) The Representative shall have received on the date of this Agreement a letter, dated the date of this Agreement, in form and substance satisfactory to the Representative, from Arthur Andersen LLP, the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

       (g) The Representative shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Representative, from Arthur Andersen LLP, the Company's independent public accountants, to the effect that such accountants reaffirm, as of the Closing Date, and as though made on the Closing Date, the statements made in the letter furnished by such accountants pursuant to Section 4(e), except that the specified date referred to therein shall be a date not more than five business days prior to the Closing Date.

       (h) On the Closing Date, Standard & Poor's Ratings Group and Moody's Investors Service, Inc. shall have publicly assigned to the Offered Securities ratings of A- and A2, respectively, which ratings shall be in full force and effect on the Closing Date.

       (i) The Representative shall have received on the Closing Date (i) satisfactory evidence of the satisfaction and discharge of the Company's First Mortgage dated as of January 1, 1952 (as heretofore amended and supplemented, the "First Mortgage") or (ii) executed copies of such deeds of release, if on the Closing Date such satisfaction and discharge is subject only to the filing and recording of deeds of release in one or more jurisdictions; provided that, in the case of clause (ii), the Company hereby agrees promptly (and in no case later than 20 business days following the Closing Date) (x) to file and record, or cause to be filed and recorded, such deeds of release in the appropriate jurisdictions, and to take all other actions necessary or appropriate in order to cause the satisfaction and discharge of the First Mortgage and (y) to deliver or cause to be delivered to the Representative an opinion of counsel to the effect that the First Mortgage has been satisfied and discharged.

      5. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                      (a)       To furnish the Representative, without charge,
                           a signed copy of the Registration Statement
                           (including exhibits thereto) and to deliver to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Underwriters may reasonably request.

                      (b)   To cause the Prospectus to be filed with the
                           Commission pursuant to and in compliance with Rule 424 under the Act.

                      (c)          Before amending or supplementing the
                                Registration Statement or the Prospectus, to furnish to the Representative a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representative reasonably objects.

                      (d)      If, during such period after the first date of
                           the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Representative will furnish to the Company) to which Offered Securities may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                      (e)       To endeavor to qualify the Offered Securities
                           for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and to maintain such qualification for as long as the Representative shall reasonably request.

                      (f)      To make generally available to the Company's
                           security holders and to the Representative as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of the Underwriting Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                      (g)          During the period beginning on the date
                                of this Agreement and continuing to and
                                including the Closing Date, without the prior written consent of Morgan Stanley & Co. Incorporated, not to (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Offered Securities or any securities convertible into or exercisable or exchangeable therefor (other than (i) the Offered Securities, (ii) commercial paper issued in the ordinary course of business and
                                (iii) other debt securities evidencing
                                commercial bank loans) or (2) enter into any swap or similar arrangement that transfers, in whole or part, the economic risk of ownership of any of the foregoing, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Offered Securities or such other securities, in cash or otherwise.

                      (h)         Whether or not any sale of the Offered
                                Securities is consummated, to pay all expenses incident to the performance of its obligations under the Underwriting Agreement, including:
                                (i) the preparation and filing of the
                                Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 5(e), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of the Offered Securities, (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. and
                                (viii) all document production charges and expenses of counsel to the Underwriters (but not including their fees for professional services) in connection with the preparation of this Agreement.

       6.   Indemnification and Contribution. (a)   The Company agrees to
            indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either
            Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein.

                      (b)       Each Underwriter agrees, severally and not
                           jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either
                           Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                      (c)      In case any proceeding (including any
                           governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or
                           (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representative, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                      (d)          To the extent the indemnification
                                provided for in paragraph (a) or (b) of this
                                Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of the Offered Securities they have purchased hereunder, and not joint.

                      (e)      The Company and the Underwriters agree that it
                           would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
                           Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

       7. Termination. This Agreement shall be subject to termination, by notice given by the Representative to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or
            (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of Morgan Stanley & Co. Incorporated, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of Morgan Stanley & Co. Incorporated, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus. This Agreement may also be terminated at any time prior to the Closing Date if in the judgment of Morgan Stanley & Co. Incorporated the subject matter of any amendment or supplement to the Registration Statement or Prospectus prepared and furnished by the Company reflects a material adverse change in the business, properties or financial condition of the Company which renders it either inadvisable to proceed with such offering, if any, or inadvisable to proceed with the delivery of the Offered Securities to be purchased hereunder.

      8. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Offered Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of the Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of the Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
                 Section 8 by an amount in excess of one-ninth of such amount of the Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase the Offered Securities that it has or they have agreed to purchase and the aggregate amount of the Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, the Underwriting Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representative or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the Underwriting Agreement.

       If the Underwriting Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of the Underwriting Agreement, or if for any reason the Company shall be unable to perform its obligations under the Underwriting Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated the Underwriting Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Underwriting Agreement or the offering of the Offered Securities.

      9. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company, its officers and the Underwriters set forth in the Underwriting Agreement will remain in full force and effect, regardless of any termination of the Underwriting Agreement, any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 6 and delivery of and payment for the Offered Securities.

     10. Successors. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
            Section 6, and no other person will have any right or obligation hereunder.

      11. Counterparts. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      12. Applicable Law. The Underwriting Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      13.          Headings.  The headings of the sections of the
                 Underwriting Agreement have been inserted for convenience of reference only and shall not be deemed a part of the Underwriting Agreement.

       14. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telecopied and confirmed to Morgan Stanley & Co. Incorporated at 1585 Broadway, 2nd Floor, New York, New York 10036, Attn: Managing Director - Debt Syndicate, Telecopy No: (212) 761-0783, or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at P.O. Box 1398, Gastonia, North Carolina 28053-1398 [400 Cox Road, Gastonia, North Carolina 28054], Attn: Mr. Jack G. Mason, Treasurer, Telecopy No: (704) 834-6538.

       Please confirm your agreement by having an authorized officer sign a copy of the Underwriting Agreement in the space set forth below.


                      Very truly yours,

                      MORGAN STANLEY & CO. INCORPORATED



                      By: /s/ James D. Glascott      _
                          Name: James D. Glascott
                          Title: Principal


Accepted, January 10, 1996

PUBLIC SERVICE COMPANY OF NORTH CAROLINA,
  INCORPORATED


By: /s/ Charles E. Zeigler, Jr.
    Name: Charles E. Zeigler, Jr.
    Title: Chairman, President and Chief Executive Officer
                                   Schedule I



                                                   Principal Amount
Name of Underwriter                                   of Offered Securities

Morgan Stanley & Co. Incorporated. . . . . . . . . . . . . . . . . . . . . .
 . . . . .$50,000,000

                                  Schedule II





Underwriting Agreement dated January 10, 1996
Registration Statement No. 33-6502
Representative and Address:

  Morgan Stanley & Co. Incorporated
  1585 Broadway
  New York, New York 10036

  Securities:  Senior Debentures

  Designation:   6.99% Senior Debentures due 2026
  Principal Amount: $50,000,000

  Supplemental Indenture
  dated as of: January 1, 1996

  Date of Maturity: January 15, 2026

  Interest Rate:   6.99%

  Purchase Price:  99.125% plus accrued interest, if any, from January 16,
1996

  Public Offering Price:   100% plus accrued interest, if any, from January 16,
1996

  Type of Funds/Method
  of Payment:  Same Day Funds/Wire Transfer

  Closing Date
  and Location:  January 16, 1996, at the offices of Fennebresque, Clark,
                 Swindell & Hay, Charlotte, North Carolina

                                  Schedule III

  The properties owned by Public Service Company of North Carolina Incorporated ("Company") are subject to the lien of the Indenture dated as of January 1, 1952, between Public Service Company of North Carolina, Incorporated, and The Marine Midland Trust Company of New York (now known as Marine Midland Bank), Trustee, as supplemented by the First through Twelfth Supplemental Indentures (collectively "1952 Indenture"). By letter dated December 21, 1995, the Trustee acknowledged that no bonds remain outstanding under the 1952 Indenture, as all such bonds have either matured or been redeemed in full with funds provided by the Company. The Company has forwarded a separate "Deed of Release" for each county in North Carolina in which the 1952 Indenture was recorded to the Trustee for execution and return to the Company. Upon receipt, the Company will file, or cause to be filed, in the appropriate county of North Carolina, each separate Deed of Release, and upon receipt of the filed Deeds of Release, provide copies of each with the recording information to the Representative and the Trustee, as each such term is defined in the Underwriting Agreement.